SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (or Date of Earliest Event Reported): August 31, 2003



                              MATRIX BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Colorado                        0-21231                  84-1233716

  (State or other jurisdiction     (Commission File Number)     (IRS Employer
of incorporation or organization)                            Identification No.)


700 Seventeenth Street, Suite 2100                                  80202
Denver, Colorado
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (303) 595-9898.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.
         -----------------------------------------

         On September 2, 2003, Matrix Bancorp, Inc. announced the final closing, and substantial completion of, the sale by Matrix Financial Services Corporation to AmPro Mortgage Corporation of substantially all of its assets associated with its mortgage origination platform based in Phoenix, Arizona.

         The company's press release is attached as Exhibit 99.1.


Forward-Looking Statements

Certain statements contained in this Form 8-K that are not historical facts, including, but not limited to, statements that can be identified by the use of forward-looking terminology such as "may," "will," "expect," "anticipate," "predict," "plan," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. The actual results of future events described in such forward-looking statements in this report could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: third party claims or actions in relation to the ongoing or future bankruptcies filed by clients or customers; interest rate fluctuations; level of delinquencies; defaults and prepayments; general economic conditions; the occurrence of acts of terrorism, such as the events of September 11, 2001, or acts of war; competition; government regulation; possible future litigation; the actions or inactions of third parties; and other risks set forth in our periodic reports, filings and other public statements, including the Company's current report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2001. Readers should not place undue expectations on any forward-looking statements. We are not promising to make any public announcement when we consider forward-looking statements in this document to be no longer accurate, whether a result of new information, what actually happens in the future or for any other reason.



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


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

          99.1 Press  Release,   dated  September  2,  2003,   reporting  Matrix
               Financial Services Corporation's asset sale.





















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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 2, 2003


                                        MATRIX BANCORP, INC.


                                        By: /s/ Allen McConnell
                                           -------------------------------------
                                        Name: Allen McConnell
                                             -----------------------------------
                                        Title: Senior Vice President
                                              ----------------------------------






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


                                  EXHIBIT INDEX



Exhibit No.                         Description

  99.1         Press  Release,   dated  September  2,  2003,   reporting  Matrix
               Financial Services Corporation's asset sale.


















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